EXHIBIT 32(b)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Quarterly Report of Campbell Soup Company (the “Company”) on Form 10-Q for the fiscal quarter ended January 29, 2012 (the “Report”), I, B. Craig Owens, Senior Vice President — Chief Financial Officer and Chief Administrative Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 7, 2012

By:	/s/ B. Craig Owens
	Name:	B. Craig Owens
	Title:	Senior Vice President — Chief Financial
Officer and Chief Administrative Officer